LEGG MASON EQUITY FUNDS

                          Legg Mason Value Trust, Inc.
                    Legg Mason Special Investment Trust, Inc.
                   Legg Mason American Leading Companies Trust
                            Legg Mason Balanced Trust
                Legg Mason U.S. Small-Capitalization Value Trust
                       Legg Mason Financial Services Fund

                Supplement to the Prospectus dated August 1, 2005
                          (as revised December 1, 2005)


The following information replaces the paragraph entitled "Portfolio Management
- Value Trust and Special Investment Trust" on page 37 of the Prospectus in its entirety.

Value Trust. Bill Miller, CFA, has had primary responsibility for the day-to-day management of Value Trust since 1990. From Value Trust's inception, in 1982, to November 1990, Mr. Miller co-managed the fund. Mr. Miller has been employed by one or more subsidiaries of Legg Mason, Inc. since 1981. Mr. Miller assumed overall responsibility for the equity funds management area of Legg Mason in late 1990. He currently serves as Chief Executive Officer & Chief Investment Officer for Legg Mason Funds Management, Inc. and Legg Mason Capital Management, Inc., and Managing Member for LMM, LLC.


Special Investment Trust. Samuel M. Peters, CFA, has had primary responsibility for the day-to-day management of Special Investment Trust since January 2006. From April 2005 to January 2006, Mr. Peters co-managed the fund. Prior to joining LMCM in April 2005, Mr. Peters worked for Fidelity Management & Research as a portfolio manager.











                    This supplement is dated January 1, 2006.

  You should retain this supplement with your prospectus for future reference.